© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Annual Meeting of Shareholders April 18, 2023

© Fifth Third Bancorp | All Rights Reserved • Call to Order • Introductions • Nomination and Election of Directors • Ratification of the Selection of Auditors • Approval of Company’s Compensation of its Named Executive Officers • Business Update • Announcement of Voting Results on All Matters Presented • Question and Answer Session • Adjournment Annual Meeting of Shareholders April 18, 2023 Agenda

© Fifth Third Bancorp | All Rights Reserved • +2.5% household growth • +7% household growth • >1M households • +16% New quality relationships • +30% Financial risk management revenue Achieving strong performance in a dynamic environment Total Revenue vs. 2021 +6% Net interest income vs. 2021 +18% PPNR 1 vs. 2021 +16% Efficiency ratio 1 Improvement vs. 2021 4 pt. Key highlights Fifth Third delivered record operating results in 2022 Strong results across the franchise Commercial business Consumer business Wealth & Asset Management business Key highlights middle market vs. 2021 vs. 2021 vs. 2021 Southeast markets vs. 2021 Fifth Third Momentum Banking • Net AUM inflows increased in 2022 despite market headwinds all banks faced. 1 Non-GAAP; See discussion of non-GAAP reconciliation beginning on page 27 of the 4Q22 earnings release

Delivering innovations that empower customers

Innovative product offering

Select products


Fifth Third
Momentum® Banking

- **>1MM Momentum HHs**


TM Managed
Services

- **Ecosystem revenue of ~$175MM in 2022** (expect to grow at 12% CAGR through 2025[1])


DIVIDEND

- **#3 residential solar national market share**


Provide

- **#2 practice finance national market share**

National recognition


FORTUNE
statista
AMERICA'S MOST INNOVATIVE COMPANIES 2023


THE DIGITAL BANKER
Digital CX Awards 2022
WINNER
OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA
FIFTH THIRD BANK

Fifth Third Momentum Banking


BAI
GLOBAL INNOVATION AWARDS
Intentional, Distinctive, & Innovative
2022 Finalist

(1 of 3 traditional US banks)


FAST COMPANY

Provide named One of the World's Most Innovative Companies by Fast Company

"...financial services leaders are bringing original and creative solutions to positively impact their business, customers and other stakeholders."

- Amy Radin, Lead Judge -2022 BAI Global Innovation Awards

© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 9 of this presentation*

© Fifth Third Bancorp | All Rights Reserved Dedicated to strengthening our communities Improving the well-being of our communities Key highlights Announced new $100 billion environmental and social finance target to be achieved through 2030 $39.2 million in charitable donations to support communities Made substantial progress on our $2.8 billion pledge to accelerate racial equity, equality, and inclusion. $180 million Neighborhood investment program in nine majority-Black communities

© Fifth Third Bancorp | All Rights Reserved Fifth Third minimum hourly wage Strengthening our culture and employee connections Retail branch interactions 70 2017 2018 2019 2020 2021 2022 Linear (Retail branch) Mid-50s trendline $12 $20 2017 2018 2019 2020 2021 2022 +67% Fifth Third Net Promoter Score National recognition Highest ranked Category IV bank vs. ~18% Cumulative CPI

© Fifth Third Bancorp | All Rights Reserved Thursday April 20, 2023 9:00 AM ET First quarter 2023 earnings conference call The conference call will be webcast live and may be accessed through the Fifth Third Investor Relations website at ir.53.com

© Fifth Third Bancorp | All Rights Reserved If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir.53.com Question & answer session

© Fifth Third Bancorp | All Rights Reserved Cautionary statement 9 This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.